Exhibit 10.21

Lazydays Holdings, Inc.

Amended and Restated 2018 Long Term Incentive Plan

Section 1.  Purpose. The purpose of the Lazydays Holdings, Inc. 2018 Amended and Restated Long Term Incentive Plan is to provide an incentive for attracting, retaining and motivating officers, employees, directors and/or service providers and prospective officers, employees, directors and/or service providers of the Company and/or its subsidiaries by aligning the interests of such individuals with the success of the Company and to incentivize those parties to remain in the service of the Company and/or its subsidiaries by providing for the grant of awards tied to the proprietary interests of the Company.

Section 2.  Definitions. When used in this Plan, unless the context otherwise requires, the following terms shall have the meanings set forth next to such terms:

(a) “Applicable Exchange” shall mean The Nasdaq Stock Market or such other securities exchange as may at the applicable time be the principal market for the Shares.

(b) “Award” shall mean an award granted under this Plan as described in Section 5 hereof.

(c) “Award Agreement” shall mean a written or electronic agreement entered into between the Company and the Grantee in connection with an Award (including any notice of an Award executed and delivered by the Company to a Grantee and which is countersigned or acknowledged by such Grantee).

(d) “Beneficial Owner” means a “beneficial owner,” as such term is defined in Rule 13d-3 under the Exchange Act (or any successor rule thereto).

(e) “Board” shall mean the Board of Directors of the Company.

(f) “Cause” shall, with respect to any Grantee, have the meaning assigned to such term (if so defined) in the employment agreement between the Grantee and the Company Group, if any, or if the Grantee does not have an employment agreement with the Company Group, shall mean: (i) such Grantee’s failure to substantially perform the duties set forth in any agreement with the Company Group (other than any such failure resulting from such Grantee’s Disability); (ii) such Grantee’s failure to carry out, or comply with, in any respect any lawful directive of the Board; (iii) such Grantee’s commission at any time of any act or omission that results in, or may reasonably be expected to result in, a conviction, plea of no contest, plea of nolo contendere, or imposition of unadjudicated probation for any felony or crime involving moral turpitude; (iv) such Grantee’s unlawful use (including being under the influence) or possession of illegal drugs on the Company Group’s premises or while performing such Grantee’s duties and responsibilities; (v) such Grantee’s commission at any time of any act of fraud, embezzlement, misappropriation, misconduct, conversion of assets of the Company Group, or breach of fiduciary duty against the Company Group (or any predecessor thereto or successor thereof); (vi) such Grantee’s material breach of any agreement with the Company Group (including without limitation, any breach of the restrictive covenants of any agreement); (vii) such Grantee’s neglect of the duties or services such Grantee is to provide to the Company Group; (viii) such Grantee’s negligence or intentional harm to the Company Group; or (ix) such Grantee’s willful misconduct or violation of any policy of the Company Group; provided, however, that with respect to any failure, breach or neglect described in clauses (i), (ii), (vi) or (vii) above, and so long as such failure, breach or neglect (as applicable) is curable, the Grantee shall have ten (10) days after receipt of written notice from the Company Group in which to cure the failure, breach or neglect described in such notice, and the determination as to whether any such failure, breach or neglect (as applicable) shall have been cured within such 10-day period shall be made by the Board. If the failure, breach or neglect (as applicable) is not cured by the Grantee within such 10-day period (as determined by the Board), Cause shall be deemed to have occurred as of the date of such notice.

(g) “Change in Control” shall, unless otherwise determined by the Committee in the applicable Award Agreement, mean the occurrence of any of the following:

(i) any Person or Group, other than the Company, any trustee or other fiduciary holding securities under an employee benefit plan of the Company, any corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company, or Coliseum Capital Management, LLC or any affiliate of or successor to Coliseum Capital Management, LLC, or any of its equity holders, is or becomes the Beneficial Owner, directly or indirectly, of more than fifty percent (50%) of the combined voting power of the Company’s then outstanding voting securities entitled to vote generally in the election of members of the Board (including by way of merger, consolidation or otherwise);

(ii) the consummation of a sale or disposition, in one or a series of related transactions, of all or substantially all of the assets of the Company and its subsidiaries, taken as a whole, to any Person or Group;

(iii) the consummation of a merger, consolidation or reorganization of the Company (other than in which the stockholders of the Company, immediately before such merger, consolidation or reorganization, own, directly or indirectly immediately following such merger, consolidation or reorganization, at least fifty percent (50%) of the combined voting power of the outstanding voting securities of the corporation resulting from such merger, consolidation or reorganization);

(iv) the approval by the stockholders of the Company of a complete liquidation or dissolution of the Company; or

(v) during any period of two (2) consecutive years, individuals who at the beginning of such period constituted the Board (together with any new members of the Board whose election by such Board or whose nomination for election by the stockholders of the Company was approved by a vote of a majority of the members of the Board of the Company, then still in office, who were either Directors at the beginning of such period or whose election or nomination for election was previously so approved) (the “Incumbent Board”) cease for any reason to constitute a majority of the Board then in office; provided that, any member of the Board appointed or elected to the Board to avoid or settle a threatened or actual proxy contest shall in no event be deemed to be an individual on the Incumbent Board.

(vi) Notwithstanding the above, in the event that an Award is “nonqualified deferred compensation” subject to Section 409A and Change in Control is a payment, delivery or issuance event, or changes the time and form of payment, delivery or issuance, an event shall not constitute a Change in Control for purposes of such payment, delivery or issuance (or change in time and form of payment) unless that Change in Control also constitutes a “change in the ownership of a corporation,” a “change in the effective control of a corporation,” or a “change in the ownership of a substantial portion of a corporation’s assets,” in each case, within the meaning of Treasury Regulation Section 1.409A-3(i)(5) promulgated under Section 409A.

(h) “Code” shall mean the Internal Revenue Code of 1986, as amended from time to time, or any successor thereto and the rules and regulations issued thereunder.

(i) “Committee” shall mean the Committee hereinafter described in Section 3 hereof.

(j) “Common Stock” shall mean the Company’s common stock, $0.0001 par value per share.

(k) “Company” shall mean Lazydays Holdings, Inc., a Delaware corporation, or its successor.

(l) “Company Group” shall mean the Company and its direct and indirect majority owned subsidiaries. Any reference in this Plan and in any Award Agreement to the “Company Group” shall mean and be a reference to all of the entities included in the definition of Company Group on a collective basis and each entity included in the definition of Company Group on an individual basis, unless otherwise specified in the Plan or such Award Agreement or the context otherwise requires.

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(m) “Disability” with respect to any Grantee, except as may be otherwise determined by the Committee (taking into account any Section 409A considerations), shall have the meaning given to such term in any employment agreement, consulting agreement or other similar agreement, if any, to which such Grantee is a party, or, if there is no such agreement (or if any such agreement does not define disability), “Disability” shall mean the inability to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death, or which can be expected to last for a continuous period of not less than twelve (12) months. The Committee shall have discretion to determine if a Disability has occurred.

(n) “Exchange Act” means the Securities Exchange Act of 1934, as amended, or any successor thereto.

(o) “Fair Market Value” shall mean, unless otherwise determined by the Committee, the closing price of a Share on the Applicable Exchange on the date of measurement or, if Shares were not traded or quoted on the Applicable Exchange on such measurement date, then on the next preceding date on which Shares were traded or quoted, all as reported by such sources as the Committee may select. If the Common Stock is not listed on a national securities exchange, Fair Market Value shall be determined by the Committee using any reasonable method of valuation, taking into account, to the extent appropriate, Sections 409A and 422 of the Code.

(p) “Grantee” shall mean a person who receives an Award under the Plan.

(q) “Group” means “group,” as such term is used for purposes of Section 13(d) or 14(d) of the Exchange Act.

(r) “Incentive Stock Options” shall mean an Option that is intended to meet the requirements of Section 422 of the Code and that is so designated in the applicable Award Agreement as an “incentive stock option” and that, in fact, so qualifies.

(s) “Nonqualified Stock Option” shall mean an Option that is not an Incentive Stock Option.

(t) “Option” shall mean a conditional right, granted under Section 8 hereof, to purchase Common Stock at a specified price at or during specified time periods.

(u) “Person” means any “person,” as such term is used for purposes of Section 13(d) or 14(d) of the Exchange Act.

(v) “Plan” shall mean this Lazydays Holdings, Inc. 2018 Long Term Incentive Plan, as set forth in this document and as such Plan may be amended, supplemented, amended and restated or otherwise modified from time to time.

(w) “Restricted Stock” shall mean Common Stock granted in accordance with Section 7 hereof.

(x) “Restricted Stock Unit” shall mean a right to receive Common Stock or cash in an amount equal to the Fair Market Value of Common Stock granted in accordance with Section 6 hereof.

(y) “Section 409A” shall mean Section 409A of the Code and the regulations promulgated thereunder.

(z) “Section 424 Employee” means an employee of the Company or any “subsidiary corporation” or “parent corporation” as such terms are defined in and in accordance with Section 424 of the Code. The term “Section 424 Employee” also includes employees of a corporation issuing or assuming any Options in a transaction to which Section 424(a) of the Code applies.

(aa) “Shares” shall mean shares of Common Stock.

(bb) “Stock Appreciation Right” shall mean a conditional right to receive the excess of the Fair Market Value of a Share on the date the Stock Appreciation Right is exercised over the exercise price of the Stock Appreciation Right in accordance with Section 9 hereof.

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(cc) “Stockholder Approval Date” means the date on which this Plan (as amended and restated) is approved by stockholders of the Company eligible to vote on the election of directors, by a vote sufficient to meet the requirements of Section 422 of the Code and applicable requirements under the rules of the Applicable Exchange.

(dd) “Subsidiary Governing Body” shall mean the board of directors, board of managers or other governing body of the Company Group.

Section 3.  Administration.

(a) The Plan shall be administered by the Compensation Committee of the Board or such other committee of the Board as the Board may designate from time to time (the “Committee”), which shall be composed of not less than two directors. To the extent required by applicable law, each member of the Committee shall be (i) a “Non-Employee Director” within the meaning of Rule 16b-3 under the Exchange Act, and (ii) an “independent director” under the rules of any national securities exchange or national securities association, as applicable. The members of the Committee shall be selected by, and serve at the pleasure of, the Board. Any member of the Committee may resign by giving written notice thereof to the Board, and any member of the Committee may be removed at any time, with or without Cause , by the Board. Any vacancy on the Committee shall be filled by the Board, in its sole discretion.

(b) The Committee shall have full power and authority to administer the Plan and such powers and authority as may be necessary or appropriate for the Committee to carry out its functions as described herein, including, but not limited to, the power and authority to: (i) select the individuals to whom Awards may from time to time be granted and determine the types of Awards and terms and conditions of such Awards; (ii) exercise all of the powers granted to it under the Plan; (iii) construe, interpret, implement and administer the Plan, any Awards granted under the Plan and any Award Agreements; (iv) prescribe, amend and rescind rules and regulations relating to the Plan, any Awards granted under the Plan and any Award Agreements, including rules governing its own operations; (v) make all determinations necessary or advisable in administering the Plan, any Awards granted under the Plan and any Award Agreements; (vi) correct any defect, supply any omission and reconcile any inconsistency in the Plan, any Awards granted under the Plan or in any Award Agreements; (vii) amend the Plan, any Awards granted under the Plan and any Award Agreements to reflect changes in applicable law; (viii) delegate such powers and authority to such person as it deems appropriate with respect to the Plan, any Awards granted under the Plan and any Award Agreements; (ix) determine whether any failure, violation, breach, act, omission, occurrence, fact, circumstance or matter constitutes Cause; (x) determine whether, to what extent and under what circumstances Awards may be settled or exercised in cash, Common Stock, other Awards, other property, net settlement, or any combination thereof, or canceled, forfeited or suspended, and the method or methods by which Awards may be settled, exercised, canceled, forfeited or suspended; (xi) waive any conditions under any Awards (including any such conditions contained in any Award Agreements); (xii) determine the Fair Market Value; and (xiii) make any other determination and take any other action consistent with the Plan that the Committee deems necessary or advisable for the administration of the Plan, whether or not expressly set forth herein.

(c) The Committee’s (or, if applicable, its delegates’) determinations under the Plan need not be uniform and may be made by the Committee selectively among Grantees and potential Grantees, whether or not such persons are similarly situated. The determination of the Committee on all matters relating to the Plan, any Awards granted under the Plan or any Award Agreement shall be final, binding and conclusive. No member of the Committee shall be liable for any action or determination made by the Committee with respect to the Plan, any Award Agreement or any Award. To the maximum extent allowed by law and the Company’s organizational documents and bylaws, the members of the Committee shall be indemnified by the Company in respect of all their respective activities under the Plan.

(d) The Committee may employ counsel, consultants, accountants, appraisers, brokers or other persons at the expense of the Company. The Committee, the Company and the officers and directors of the Company shall be entitled to rely upon the advice, opinions or valuations of such persons.

Section 4.  Eligibility for Awards. Awards under the Plan shall be made to such members of the Board and any Subsidiary Governing Body and such officers, employees, service providers and prospective officers, employees and service providers of the Company Group as the Committee selects in its sole discretion. Notwithstanding the foregoing, Incentive Stock Options may only be granted to Section 424 Employees in accordance with Section 422 of the Code and the terms of the Plan.

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Section 5.  Awards Under the Plan.

(a) Subject to adjustment as provided in Section 15, the total number of shares of Common Stock authorized for Awards granted under the Plan (including Incentive Stock Options) shall be 4,934,566 shares of Common Stock, which includes 701,097 Shares that are issuable pursuant to outstanding Awards or are available for Awards under the Plan prior to the Stockholder Approval Date, plus any Shares subject to Awards under the Plan that are outstanding on the Effective Date that are forfeited, expire or otherwise terminate without issuance of such Shares after the Effective Date. If any Shares subject to an Award are forfeited, repurchased or reacquired by the Company pursuant to the Plan or the applicable Award Agreement, or if any Award has expired, terminated or been cancelled for any reason whatsoever or otherwise terminates without issuance of Shares or is settled for cash (in whole or part), then such Shares shall again be available to be issued hereunder pursuant to the terms and conditions of the Plan; provided, however, that shares used by the Grantee to pay the exercise price of an Award and/or withholding taxes shall not be available to be issued again under the Plan.

(b) Awards may be made under the Plan in the form of Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, warrants or other securities which may be convertible, exercisable or exchangeable for or into Common Stock or cash, or securities that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to Common Stock, as the Committee determines is in the interest of the Company. Nothing herein contained shall be construed to prohibit the issuance of Awards at different times to the same person.

(c) Each Award granted under the Plan shall be evidenced by an Award Agreement (a fully executed Award Agreement shall be required before an Award is effective) which shall contain such provisions (such as vesting, and manner and method of conversion, exchange or exercise (to the extent applicable)) as the Committee in its discretion deems necessary or desirable, consistent with the terms of this Plan. The duration of any Award that is convertible, exchangeable or exercisable for or into Common Stock shall have a duration that is fixed by the Committee, in its sole discretion, but in no event shall such Award remain in effect for a period of more than ten (10) years (five (5) years for grants of Incentive Stock Options to 10% stockholders in accordance with Section 422 of the Code) from the date of grant. Except as otherwise provided in an Award Agreement, any Award, or portion thereof, under this Plan, whether or not vested, made to a Grantee who is discharged from the employ of the Company or any of its subsidiaries (or whose personal services contract is terminated in the case of a consultant or independent contractor) for Cause may be automatically terminated, or rescinded and revoked by determination of the Committee.

Section 6.  Restricted Stock Units.

(a) The Committee shall have the authority to grant an Award of Restricted Stock Units, in such amounts and subject to such terms and conditions as the Committee may determine in its discretion, not inconsistent with the terms of the Plan.

(b) Each Restricted Stock Unit granted under the Plan shall represent a right to receive, on the applicable delivery date determined by the Committee and specified in the Award Agreement, one Share or cash in an amount equal to the Fair Market Value of one Share on such delivery date. In the event that there is no applicable delivery date specified in the Award Agreement, the applicable delivery date shall be deemed to be the date that the Restricted Stock Units are no longer subject to a risk of forfeiture.

(c) Restricted Stock Units granted hereunder shall be subject to such conditions and risk of forfeiture as the Committee may determine at the time the Award is granted, which such conditions and risk of forfeiture may be based on continuing employment or service with the Company Group, achievement of pre-established performance objectives, a combination of such conditions or such other conditions as the Committee shall consider appropriate in its discretion.

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(d) The Grantee shall have no rights as a stockholder of the Company with respect to any Restricted Stock Units, unless and until such Restricted Stock Units are settled in Common Stock, the Committee may, in its discretion, credit dividends paid (if any) to holders of Common Stock to holders of Restricted Stock Units at the time of the settlement of the Restricted Stock Units.

Section 7.  Restricted Stock.

(a) The Committee shall have the authority to grant an Award of Restricted Stock, in such amounts and subject to such terms and conditions as the Committee may determine in its discretion, not inconsistent with the terms of the Plan.

(b) Except as otherwise set forth in the applicable Award Agreement, the Grantee of Restricted Stock shall generally have the rights and privileges of a holder of Common Stock. At the discretion of the Committee and provided in an Award Agreement, dividends and distributions on Common Stock, if any, with respect to Restricted Stock may be either currently paid to the Grantee or withheld by the Company for the Grantee’s account. Each Grantee of Restricted Stock shall be a stockholder of the Company.

(c) Restricted Stock granted hereunder shall be subject to such conditions and risk of forfeiture as the Committee may determine at the time the Award is granted, which such conditions and risk of forfeiture may be based on continuing employment or service with the Company Group, achievement of pre-established performance objectives, a combination of such conditions or such other conditions as the Committee shall consider appropriate in its discretion. If a Grantee makes an election pursuant to section 83(b) of the Code with respect to Restricted Stock, the Grantee shall be required to promptly file a copy of such election with the Company.

(d) Shares of Restricted Stock are actual shares of Common Stock issued to a Grantee and shall be evidenced in such manner as the Committee may deem appropriate, including book-entry registration or issuance of one or more stock certificates. Any certificate issued in respect of shares of Restricted Stock shall be registered in the name of the applicable Grantee and shall bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Award. The Committee may require that the certificates evidencing such shares be held in custody by the Company until the restrictions thereon shall have lapsed.

Section 8.  Options.

(a) The Committee shall have the authority to grant an Award of Options, in such amounts and subject to such terms and conditions as the Committee may determine in its discretion, not inconsistent with the terms of the Plan.

(b) The price per Share to be purchased pursuant to the exercise of any Option shall be fixed by the Committee at the time of grant; provided, however, that the exercise price per Share to be purchased pursuant to the exercise of an Option shall, in accordance with Section 409A, not be less than the Fair Market Value of a share of Common Stock on the date on which the Option is granted if it is intended for such Option to be exempt from Section 409A. Notwithstanding the foregoing, an Incentive Stock Option granted to a ten percent stockholder shall have an exercise price of at least one hundred ten percent (110%) of the Fair Market Value of a Share on the date of grant.

(c) At the time of grant, the Committee shall designate whether the Option is to be an Incentive Stock Option or a Nonqualified Stock Option; provided, however, that if the Award Agreement contains no indication, the Option shall be a Nonqualified Stock Option. Notwithstanding the foregoing, the Company shall have no liability to any Grantee or any other person if an Option designated as an Incentive Stock Option fails to qualify as such at any time.

(d) Options granted hereunder shall contain such terms and conditions as the Committee shall deem appropriate in its discretion. The vesting of any such Option shall be as provided in the applicable Award Agreement and may relate to performance of the Company Group, continuing employment or service with the Company Group, a combination of the foregoing or such other terms and conditions as deemed appropriate by the Committee in its discretion.

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(e) An Option, after the grant thereof, shall be exercisable by the Grantee (or such other person entitled to exercise the Option or such portion of the Option) at such rate and times as may be fixed at the time of grant by the Committee.

(i) An Option shall be exercised, in whole or in part, by the delivery of a written exercise notice, in a form reasonably satisfactory to the Committee, duly signed by the Grantee (or such other person entitled to exercise the Option or such portion of the Option) to such effect or through such other procedures established by the Committee or the Company’s third party administrator), together with the Award Agreement and the full purchase price of the Common Stock purchased pursuant to the exercise of the Option, to the Committee or an officer of the Company appointed by the Committee for the purpose of receiving the same. The payment of the full purchase price shall be made as follows: (A) in cash; (B) by cashier’s check payable to the order of the Company; (C) if the Committee, in its discretion, so permits, by delivery to the Company of Common Stock which shall be valued at their Fair Market Value on the date of exercise of the Option (provided, however, that a holder may not use any Common Stock to pay the purchase price unless the holder has beneficially owned such Common Stock for at least six months); (D) a cashless exercise program that the Committee may approve, from time to time in its discretion, pursuant to which a Grantee may elect to concurrently provide irrevocable instructions (i) to such Grantee’s broker or dealer to effect the immediate sale of the purchased Shares and remit to the Company, out of the sale proceeds available on the settlement date, sufficient funds to cover the exercise price of the Option plus all applicable taxes required to be withheld by the Company by reason of such exercise, and (ii) to the Company to deliver the certificates for the purchased Shares directly to such broker or dealer in order to complete the sale or (E) by such other methods as the Committee may, in its discretion, permit from time to time. In the event that the Option shall be exercised pursuant to Section 13 by any person other than the Grantee, appropriate proof of the right of such person to exercise the Option must be delivered together with the written exercise notice.

(ii) To the extent that an Option that is designated to be an Incentive Stock Option fails to meet the requirements of Section 422 of the Code, such Option (or the part of such Option) shall be deemed a Nonqualified Stock Option.

Notwithstanding any contrary provisions contained elsewhere in this Plan and as long as required by Section 422 of the Code, the aggregate Fair Market Value, determined as of the time an Incentive Stock Option is granted, of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by the Grantee during any calendar year under this Plan and stock options that satisfy the requirements of Section 422 of the Code under any other stock option plan or plans maintained by the Company, shall not exceed $100,000. To the extent that the aggregate value of shares of Common Stock to be received by the Grantee for the first time in any one year pursuant to the exercise of an Incentive Stock Option (“ISO Stock”) exceeds $100,000 based on the fair market value of the Common Stock as of the date of the Incentive Stock Option’s grant, such excess shall be treated as Common Stock received pursuant to the exercise of a Nonqualified Stock Option (“NQSO Stock”). The Company shall designate which shares of Common Stock to be received by the Grantee will be treated as ISO Stock and which shares of Common Stock, if any, will be treated as NQSO Stock by issuing separate share certificates identifying in the Company’s share transfer records which shares are ISO Stock.

(iii) Notwithstanding any other provision of the Plan or of any Option, no Option granted pursuant to the Plan may be exercised at any time when the Option or the granting or exercise thereof violates any law or governmental order or regulation.

(iv) The Grantee shall have no rights as a stockholder of the Company with respect to the Common Stock subject to such Option unless and until such Grantee shall have exercised such Option, paid the exercise price (and any applicable withholding taxes) and become a holder of record of the purchased Common Stock.

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Section 9.  Stock Appreciation Rights.

(a) The Committee shall have the authority to grant an Award of Stock Appreciation Rights, in such amounts and subject to such terms and conditions as the Committee may determine in its discretion, not inconsistent with the terms of the Plan.

(b) A Stock Appreciation Right is a right to receive payment in Common Stock and/or cash equal to the excess of the Fair Market Value of a Share on the date the Stock Appreciation Right is exercised over the exercise price of the Stock Appreciation Right, multiplied by the number of Shares with respect to which the Stock Appreciation Right is exercised.

(c) The exercise price of a Stock Appreciation Right shall be fixed by the Committee at the time of grant; provided, however, that the exercise price of each Stock Appreciation Right shall, in accordance with Section 409A, not be less than the Fair Market Value of a Share on the date on which the Stock Appreciation Right is granted if it is intended for such Stock Appreciation Right to be exempt from Section 409A.

(d) Stock Appreciation Rights granted hereunder shall contain such terms and conditions as the Committee shall deem appropriate. The vesting of any Stock Appreciation Rights shall be as provided in the applicable Award Agreement and may relate to performance of the Company Group, continuing employment or service with the Company Group, a combination of the foregoing or such other terms and conditions as deemed appropriate by the Committee in its discretion.

(e) A Stock Appreciation Right, after the grant thereof, shall be exercisable by the Grantee (or such other person entitled to exercise the Stock Appreciation Right or such portion of the Stock Appreciation Right) at such rate and times as may be fixed at the time of grant by the Committee.

(i) A Stock Appreciation Right shall be exercised, in whole or in part, by the delivery of a written exercise notice, in a form reasonably satisfactory to the Committee, duly signed by the Grantee (or such other person entitled to exercise the Stock Appreciation Right or such portion of the Stock Appreciation Right) to such effect, together with the Award Agreement, to the Committee or an officer of the Company appointed by the Committee for the purpose of receiving the same. In the event that the Stock Appreciation Right shall be exercised pursuant to Section 13 of the Agreement by any person other than the Grantee, appropriate proof of the right of such person to exercise the Stock Appreciation Right must be delivered together with the written exercise notice.

(ii) Notwithstanding any other provision of the Plan or of any Stock Appreciation Rights, no Stock Appreciation Rights granted pursuant to the Plan may be exercised at any time when the Stock Appreciation Rights or the granting or exercise thereof violates any law or governmental order or regulation.

(iii) The Grantee shall have no rights as a stockholder of the Company with respect to any Common Stock, unless and until such Grantee shall have exercised his or her Stock Appreciation Right, and then only if and to the extent such Stock Appreciation Rights are settled in Common Stock and the Grantee becomes a holder of record of Common Stock acquired pursuant to the exercise of the Stock Appreciation Right.

Section 10.  Performance Awards.

(a) The Committee shall have the authority to grant Awards that are subject to certain performance objectives.

(b) The performance objectives for Awards may be based upon one or more of the following criteria, as selected by the Committee and specified at the time of grant: (i) consolidated income before or after taxes; (ii) EBITDA; (iii) adjusted EBITDA; (iv) net operating income; (v) net income; (vi) net income per Share; (vii) book value per Share; (viii) total stockholder return; (ix) expense management; (x) return on investment; (xi) improvements in capital structure; (xii) profitability of an identifiable business unit; (xiii) maintenance or improvement of debt to equity ratio or other ratios; (xiv) stock price; (xv) funds from operations, as the same may or may not be adjusted; (xvi) cash flow; (xvii) working capital; and (xviii) such other standards as determined by the Committee in its sole discretion. Performance objectives may be in respect of the performance of the Company, the Company Group (which may be on a consolidated basis), or one or more entities in the Company Group, and may be applied on an absolute basis and/or be relative to one or more peer group companies or indices, or any combination thereof, all as the Committee shall determine.

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Section 11.  Other Awards. The Committee is authorized to grant such other Awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Common Stock, as deemed by the Committee to be consistent with the purposes of the Plan.

Section 12.  Change in Control.

(a) Except as provided in an Award Agreement, upon the occurrence of a Change in Control which occurs while the Grantee is still employed by, or, for a member of the Board or a consultant of the Company Group, in service with, the Company Group, all of the Grantee’s unvested Awards shall immediately become vested and/or exercisable, convertible or exchangeable, as applicable.

(b) In addition, in the event of the consummation of a reorganization of the Company, a merger, consolidation or other business combination of the Company with or into any other entity, a sale or other disposition of all or substantially all of the assets of the Company, the purchase of assets or stock of another entity, or other similar corporate transaction, including but not limited to, a Change in Control, with respect to any Award that is denominated or valued with respect to, or convertible, exchangeable or exercisable for or into, Common Stock, the Committee may, in its sole discretion, (i) provide for the assumption of such Awards theretofore granted, or the substitution for such Awards of new awards of the successor company or a parent or subsidiary thereof, with appropriate adjustments as to the number and kinds of shares and related exercise, conversion or purchase prices, consistent with Section 15 hereof; (ii) provide written notice to any holder of such Award that the Award shall be terminated to the extent that it is not converted, exchanged or exercised prior to a date certain specified in such notice (which date shall be no sooner than the consummation of any such transaction) or (iii) provide that the holder of any such Award, to the extent then vested, shall be entitled to receive from the Company a cash amount equal to the product of (A) the excess, if any, of (x) the Fair Market Value of a share of Common Stock (determined on the basis of the amount received by a holder of Common Stock in connection with such transaction and consistent with Section 409A, if applicable) with respect to a share of Common Stock over (y) the purchase price, exercise price or conversion price which would be payable or otherwise applicable for a share of Common Stock upon the conversion, exchange or exercise of such Award and (B) the number of shares of Common Stock subject to the vested portion of the Award not theretofore converted, exchanged or exercised. Any actions under this Section 12 shall, to the extent applicable, be in accordance with the regulations promulgated under Section 409A and Section 424, as applicable, so as not to cause a modification or deemed new grant of the Award.

Section 13.  Restrictions on Transfer. Except as otherwise provided in an Award Agreement or pursuant to the laws of descent and distribution,

(a) No Awards of Common Stock may be transferred until vested except by will or the laws of descent or distribution; provided, however, that the Grantee may Transfer unvested Awards of Common Stock to any one or more of the Grantee’s family members if agreed to by the Committee and, as a condition to such transfer, the Transferee shall execute and deliver to the Company (i) a written undertaking, in form and substance satisfactory to the Committee, that such transferee shall transfer any Awards (vested or unvested) back to the Grantee if such transferee ceases to be a family member of such Grantee and (ii) a written agreement acknowledging that such transferred Award is subject to vesting, may never become vested and is subject to the terms and conditions of the Plan and the Award Agreement. Any proposed transfer of vested Awards of Common Stock shall be in accordance with the Award Agreement.

(b) Awards that are denominated or valued with respect to, or convertible, exchangeable or exercisable for or into, Common Stock may not be transferred at any time prior to settlement, conversion, exercise or exchange thereof, except by will or the laws of descent or distribution.

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Section 14.  Section 409A of the Code. It is intended that all Awards under this Plan and any Award Agreement, either be exempt from or comply with Section 409A so as to avoid taxation under Section 409A and the regulations and rules thereunder. Any ambiguity in this Plan and any Award Agreement shall be interpreted to comply with the foregoing. To the extent applicable, (i) each amount or benefit payable pursuant to this Plan and any Award Agreement shall be deemed a separate payment for purposes of Section 409A and (ii) in the event the equity of the Company is publicly traded on an established securities market or otherwise and the Grantee is a “specified employee” (as determined under the Company’s administrative procedure for such determinations, in accordance with Section 409A) at the time of the Grantee’s termination of employment, any payments under this Plan or any Award Agreement that are payable upon termination of employment and deemed to be deferred compensation subject to Section 409A shall not be paid or begin payment until the earlier of the Grantee’s death and the first day following the six (6) month anniversary of the Grantee’s date of termination of employment. For any Awards that are nonqualified deferred compensation subject to Section 409A, any iteration of the word “termination” (e.g., “terminated”) with respect to a Grantee’s employment or service, shall mean a separation from service within the meaning of Section 409A and the regulations thereunder. Notwithstanding the foregoing, neither the Company Group, any stockholder of the Company nor any of their respective affiliates shall be liable for, and each Grantee shall be solely liable and responsible for, any taxes (or interest or penalties) that may be imposed on such Grantee under Section 409A with respect to such Grantee’s receipt of any Award and payment thereunder.

Section 15.  Adjustment. In the event of any dividend or other distribution (whether in the form of cash, Common Stock, other securities, or other property), recapitalization, reclassification, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, liquidation, dissolution, or sale, transfer, exchange or other disposition of all or substantially all of the assets or stock of the Company, or exchange of Common Stock or other securities of the Company, issuance of warrants or other rights to purchase Common Stock or other securities of the Company, or other similar corporate transaction or event (an “Event”), and, in the Committee’s opinion, such Event affects the Common Stock such that an adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to an Award, then the Committee may, in its sole and absolute discretion and in such manner as it may deem equitable, adjust any or all of the following: (i) the number and kind of shares of Common Stock (or other securities or property) with respect to which Awards may be granted or awarded; (ii) the number and kind of shares of Common Stock (or other securities or property) subject to outstanding Awards; and (iii) the grant or exercise price with respect to any Award. Any such adjustments shall be made in accordance with Section 409A and Section 424 of the Code (to the extent applicable) unless otherwise determined by the Committee in its sole discretion (provided that no such adjustment shall be made in the case of an Incentive Stock Option, without the consent of the Participant, if such adjustment would constitute a modification, extension or renewal of the Option within the meaning of Section 424(h) of the Code). For the avoidance of doubt, in no event shall any regularly scheduled distribution or dividend paid pursuant to a distribution or dividend policy established by the Board constitute extraordinary dividends or extraordinary distributions. In the event of any adjustment in the number of shares covered by any Award, any fractional shares resulting from such adjustment shall be disregarded and each such Award shall cover only the number of full shares resulting from such adjustment.

Section 16.  Amendment, Suspension or Termination of the Plan. The Board may from time to time suspend, discontinue, terminate, revise or amend (i) the Plan and (ii) any Award Agreement; provided, however, that in no event shall any such action adversely affect the rights of any Grantee in any material respect with respect to any previously granted Award without such Grantee’s consent, except to the extent such action is required by, or is necessary to comply with, law; provided, further, that no amendment shall be made without the approval of the Company’s stockholders to the extent such approval is required by applicable law or the listing standards of the Applicable Exchange. No Awards shall be made under the Plan after the tenth anniversary of the Effective Date.

Section 17.  Income Tax Withholding. If the Company determines it is required to withhold any amounts by reason of any federal, state or local tax rules or regulations in respect of any Award, the Company shall be entitled to deduct and withhold such amounts from any cash payments to be made to the holder of such Award. In any event, the holder shall pay to the Company or make arrangements satisfactory to the Company, promptly when requested by the Company, sufficient funds to meet the requirements of such withholding; and the Company shall be entitled to take and authorize such steps as it may deem advisable in order to have such funds made available to the Company out of any funds or property due or to become due to the holder of such Award. Such withholding taxes may be paid by the withholding of Common Stock which would be paid or delivered pursuant to such grant or exercise of the Award only if permitted by the Committee, in its discretion. Notwithstanding the foregoing or anything else in the Plan to the contrary, in no event may Common Stock with a Fair Market Value in excess of the legally required withholding amount based on the minimum statutory withholding rates (or, as permitted by the Company, such other rate as will not cause adverse accounting consequences and is permitted under applicable tax withholding rules) for federal and state tax purposes that are applicable to such supplemental taxable income be withheld for the payment of tax obligations (in whole or part). The Committee may establish such procedures as it deems appropriate for the settlement of withholding obligations with respect to an Award.

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Section 18.  General Provisions.

(a) No Right to Employment or Service. Nothing contained in this Plan, any Award Agreement or any stockholder agreement shall confer upon any Grantee the right to continue in the employ of, or association with, the Company Group or any affiliate of the Company Group, or affect any rights which the Company Group or any such affiliate may have to terminate such employment or association for any reason at any time.

(b) Non-Uniform Determinations. The Committee’s determinations of Awards under the Plan need not be uniform and may be made by it selectively among persons who receive or are eligible to receive Awards (whether or not such persons are similarly situated). Without limiting the generality of the foregoing, the Committee shall be entitled, among other things, to make non-uniform and selective determinations, and to enter into non-uniform and selective Award Agreements, as to the person to receive Awards under the Plan, and the terms and provisions of any Awards granted under the Plan.

(c) Freedom of Action. Nothing contained in the Plan, any Award or any Award Agreement hereunder shall be construed to prevent the Company Group or any affiliate of the Company Group or any of the holders of Shares from taking any corporate action, including, but not limited to, any recapitalization, reorganization, merger, consolidation, dissolution or sale, which is deemed by the Company Group, any such affiliate or any such holder of Shares to be appropriate or in its or their best interest, whether or not such action would have an adverse effect on the Plan or any Awards thereunder.

(d) Section Headings; Construction. The section headings contained herein are for the purpose of convenience only and are not intended to define or limit the contents of the sections. All words used in this Plan shall be construed to be of such gender or number, as the circumstances require. Unless otherwise expressly provided, the word “including” does not limit the preceding words or terms.

(e) Governing Law. This Plan, any Award, and any Award Agreement hereunder and any conflicts arising hereunder or thereunder or related hereto or thereto shall be governed by, and construed under, the laws of the State of Delaware, all rights and remedies being governed by said laws, regardless of the laws that might otherwise govern under applicable principles, to the fullest extent permitted by law, of conflicts of laws.

(f) Confidentiality. By acceptance of an Award, each Grantee agrees to maintain in confidence and not disclose the terms of this Plan, any Award granted hereunder or any Award or any Award Agreement (except to the extent required by law or to the Grantee’s immediate family and his or her professional advisors).

(g) Severability; Entire Agreement. In the event any provision of this Plan, any Award Agreement or any Award shall be held illegal, invalid or unenforceable for any reason, the illegality, invalidity or unenforceability shall not affect the remaining provisions of this Plan, such Award or such Award Agreement (as applicable) and such illegal, invalid or unenforceable provision shall be deemed modified as if the illegal, invalid or unenforceable provision had not been included. The Plan, any Award Agreement and any Stockholder Agreement contain the entire agreement of the parties with respect to the subject matter hereof and thereof and supersede all prior agreements, promises, covenants, arrangements, communications, representations and warranties between them, whether written or oral, with respect to the subject matter hereof and thereof.

(h) Survival of Terms; Conflicts. The provisions of this Plan shall survive the termination of this Plan to the extent consistent with, or necessary to carry out, the purposes thereof. To the extent of any conflict between the Plan, any Award Agreement and any Stockholder Agreement, the Stockholder Agreement shall control; provided, however, that the Plan may impose greater restrictions or grant lesser rights than any Stockholder Agreement; and provided, further, that any Award Agreement may impose greater restrictions or grant lesser rights than either any Stockholder Agreement or the Plan. Subject to the second proviso in the immediately preceding sentence, in the event of any conflict between the Plan and any Award Agreement, the Plan shall control.

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(i) No Third Party Beneficiaries. Except as expressly provided herein or therein, none of the Plan, any Award Agreement or any Stockholder Agreement shall confer on any person other than the Company and the Grantee any rights or remedies thereunder.

(j) Successors and Assigns. The terms of this Plan shall be binding upon and inure to the benefit of the Company, its subsidiaries and their successors and assigns.

(k) Notices. All notices, requests, waivers and other communications under the Plan or any Award Agreement shall be in writing and shall be deemed to be effectively given, sent, provided, delivered or received (i) when personally delivered to the party to be notified, (ii) when sent by confirmed facsimile or by electronic mail (“e-mail”) to the party to be notified, (iii) three (3) business days after deposit in the United States mail, postage prepaid, by certified or registered mail with return receipt requested, addressed to the party to be notified or (iv) one (1) Business Day after deposit with a national overnight delivery service, postage prepaid, addressed to the party to be notified with next-business day delivery guaranteed, in each case sent or addressed to the Company at its principal office and to the Grantee at the Grantee’s mailing address, facsimile number or e-mail address as carried in the record books of the Company or at such other mailing address, facsimile number or e-mail address as the Grantee may from time to time designate in writing to the Company.

(l) Unfunded Plan. Unless otherwise provided in an Award Agreement, Awards payable under the Plan shall be payable in Shares or from the general assets of the Company and no special or separate reserve, fund or deposit shall be made to assure payment, delivery or issuance of such Awards. No Grantee or other person shall have any right, title or interest in any fund or in any specific asset (including shares of Common Stock, except as expressly otherwise provided) of the Company or any subsidiary of the Company by reason of any Award hereunder. To the extent that a Grantee or other person acquires a right to receive payment, delivery or issuance pursuant to any Award, such right shall be no greater than the right of any unsecured general creditor of the Company.

(m) Clawback. Notwithstanding any other provision of this Plan or any Award Agreement to the contrary, all Awards (and/or any amount received with respect to such Awards) shall be subject to reduction, cancellation, forfeiture or recoupment to the extent necessary to comply with applicable law, stock exchange listing requirements, or any recoupment policy of the Company. In addition, the Committee may, in its sole discretion, specify in an Award Agreement that the Grantee’s rights, payments and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. Such events may include, but shall not be limited to, termination of employment or services for Cause , termination of the Grantee’s provision of services to the Company or any of its subsidiaries, breach of noncompetition, confidentiality or other restrictive covenants that may apply to the Grantee, or restatement of the Company’s financial statements to reflect adverse results from those previously released financial statements, as a consequence of errors, omissions, fraud, or misconduct.

(n) Issuance of Shares and Compliance with Securities Act. If at any time counsel to the Company shall be of the opinion that any sale or delivery of Shares pursuant to an Award is or may in the circumstances be unlawful or result in the imposition of excise taxes on the Company under the statutes, rules or regulations of any applicable jurisdiction, the Company shall have no obligation to make such sale or delivery, or to make any application or to effect or to maintain any qualification or registration under the Securities Act or otherwise, with respect to Shares or Awards, and the right to exercise any Option or other Award shall be suspended until, in the opinion of said counsel, such sale or delivery shall be lawful or will not result in the imposition of excise taxes on the Company. Upon termination of any period of suspension under this Section, any Award affected by such suspension which shall not then have expired or terminated shall be reinstated as to all shares available before such suspension and as to shares which would otherwise have become available during the period of such suspension, but no such suspension shall extend the term of such Award unless provided in the Award Agreement.

(o) Effective Date. The Plan (as amended and restated) will become effective upon the Stockholder Approval Date. No Awards shall be granted under the Plan beyond ten (10) years after the date the Board first approved the Plan on January 16, 2018, but Awards granted on or before the expiration of the Plan shall remain valid in accordance with their terms, and may extend beyond such expiration date. At the time an Award is made or amended or the terms or conditions of an Award are changed in accordance with the terms of the Plan or the Award Agreement, the Committee may provide for limitations or conditions on such Award.

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